SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                              AMENDMENT NO. 1 TO
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): August 31, 2000

                        FOUNTAIN COLONY VENTURES, INC.
             ---------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Colorado                    33-27230                   95-4798345
    -----------                  ----------                 ------------
     (State of                  (Commission              (I.R.S. Employer
    Incorporation)              File Number)             Identification No.)


         27 Hyakunin-cho, Higashi-ku, Nagoya, Aichi Prefecture, Japan
       ---------------------------------------------------------------
                   (Address of principal executive offices)


                              011-81-52-937-8840
                     ------------------------------------
             (Registrant's telephone number, including area code)



        --------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.

Fountain Colony Ventures, Inc. ("Fountain Colony") previously reported in a Form 8-K Current Report dated July 10, 2000, that effective July 7, 2000, Fountain Colony engaged Taiyo Audit Corporation as the new independent accountant engaged as the principal accountant to audit Fountain Colony's financial statements. During Fountain Colony's two most recent fiscal years and any subsequent interim period prior to engaging Taiyo Audit Corporation, neither Fountain Colony nor someone on its behalf consulted Taiyo Audit Corporation regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Fountain Colony's financial statements; or (ii) any matter which was the subject of a disagreement (there were no disagreements) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

Taiyo Audit Corporation never performed an audit of Fountain Colony's financial statements.

Effective August 31, 2000, Fountain Colony dismissed Taiyo Audit Corporation as the independent accountant previously engaged by Fountain Colony to audit the financial statements of Fountain Colony.

Between the date of engaging Taiyo Audit Corporation and the date of dismissing Taiyo Audit Corporation, there were no disagreements with Taiyo Audit Corporation on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Between the date of engaging Taiyo Audit Corporation and the date of dismissing Taiyo Audit Corporation:

          (A) Taiyo Audit Corporation did not advise Fountain Colony that the internal controls necessary to develop reliable financial statements did not exist;

          (B) Taiyo Audit Corporation did not advise Fountain Colony that information had come to Taiyo Audit Corporation's attention which made Taiyo Audit Corporation unwilling to be associated with the financial statements prepared by management; and

          (C) Taiyo Audit Corporation did not advise Fountain Colony that the scope of the audit should be expanded significantly, or that information has come to Taiyo Audit Corporation's attention that Taiyo Audit Corporation has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to Taiyo Audit Corporation's satisfaction prior to its resignation or dismissal.


The decision to change accountants was recommended and approved by Fountain Colony's board of directors.

Item 7.   Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.    Exhibit Description
-----------    --------------------

16.1 Letter regarding dismissal of Taiyo Audit Corporation as certifying accountant.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FOUNTAIN COLONY VENTURES, INC.
                                     (Registrant)


Date: January 31, 2001     By:      /s/ Katumori Hayashi
                              ----------------------------------
                                        Katumori Hayashi
                                        President, Chief Executive Officer
                                        and Chairman of Board of Directors

                                EXHIBIT INDEX

Exhibit                                                       Page
No.      Exhibit Description                                  No.

16.1     Letter regarding dismissal of Taiyo                  6
         Audit Corporation as certifying
         accountant.